SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):


               January 20, 1999 (January 20, 1999)


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)

 Item 5.       Other Events.

     On January 20, 1999, Norfolk Southern Corporation and CSX
Corporation announced that they have agreed on June 1, 1999 as the Closing Date for the Conrail transaction, as more particularly detailed in the attached joint press release.


 Item 7.(c)    Exhibits

    99 Copy of the Registrant's and CSX Corporation's joint press release dated January 20, 1999.



                           Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORFOLK SOUTHERN CORPORATION
                                       (Registrant)



                              By:/s/ Dezora M. Martin
                                     Dezora M. Martin
                                     Corporate Secretary



 Date: January 20, 1999

                         EXHIBIT INDEX



 Exhibit
 Number
 System                       Description

  99                Copy of the Registrant's and CSX
                    Corporation's joint press release dated
                    January 20, 1999.